EXHIBIT 24.1

POWER OF ATTORNEY

     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March, 2005.

/s/ Roman A. Bninski
Name:	Roman A. Bninski
Director, Century Aluminum Company

POWER OF ATTORNEY

     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2005.

/s/ John C. Fontaine
Name:	John C. Fontaine
Director, Century Aluminum Company

POWER OF ATTORNEY

     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2005.

/s/ John P. O’Brien
Name:	John P. O’Brien
Director, Century Aluminum Company

POWER OF ATTORNEY

     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March, 2005.

/s/ Stuart M. Schreiber
Name:	Stuart M. Schreiber
Director, Century Aluminum Company

POWER OF ATTORNEY

     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March, 2005.

/s/ Willy R. Strothotte
Name:	Willy R. Strothotte
Director, Century Aluminum Company

POWER OF ATTORNEY

     I hereby constitute and appoint Gerald J. Kitchen and Peter C. McGuire, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2004, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of March, 2005.

/s/ Robert E. Fishman
Name:	Robert E. Fishman
Director, Century Aluminum Company